UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): 8 March 2011

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: +44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On 8 March 2011, Ensco plc (“Ensco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as representatives and on behalf of the several underwriters named therein (collectively, the “Underwriters”), addressing Ensco’s offer and sale of $1,000,000,000 aggregate principal amount of 3.250% Senior Notes due 2016 and $1,500,000,000 aggregate principal amount of 4.700% Senior Notes due 2021 (collectively, the “Notes”). The Notes are expected to be issued on or about 17 March 2011, subject to certain conditions stated in the Underwriting Agreement. The Notes will be issued pursuant to Ensco’s shelf registration statement on Form S-3 (Reg. No. 333- 156705) and the prospectus included therein, filed by Ensco with the Securities and Exchange Commission (the “SEC”) on 13 January 2009. Ensco has filed a prospectus supplement in connection with the issuance of the Notes with the SEC.
This Current Report on Form 8-K is being filed by Ensco for the purpose of filing exhibits to the registration statement for the issuance of the Notes. All such exhibits are hereby incorporated by reference into the registration statement, the prospectus and related prospectus supplement by reference.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes. The Notes will be offered by means of a prospectus, meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and only to such persons and in such jurisdiction as is permitted by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated 8 March 2011, by and among Ensco plc, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Baker & McKenzie LLP.

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1).

99.1	Statement of Eligibility of Trustee, Deutsche Bank Trust Company Americas, on Form T-1 (incorporated by reference to Form 305(b)2 filed on 15 March 2011, File No. 333-156705).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc
Date: 15 March 2011	/s/ Cary A. Moomjian, Jr.
Cary A. Moomjian, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated 8 March 2011, by and among Ensco plc, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Baker & McKenzie LLP.

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1).

99.1	Statement of Eligibility of Trustee, Deutsche Bank Trust Company Americas, on Form T-1 (incorporated by reference to Form 305(b)2 filed on 15 March 2011, File No. 333-156705).